UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)0

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

C/O UNUMPROVIDENT CORPORATION

1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402

TELEPHONE: (800) 718-8824

The Annual Meeting of Contractowners who hold contracts issued pursuant to Allstate Assurance Company Separate Account B will be held at 9:00 a.m. on April 12, 2005, at the UnumProvident Corporation Building, Conference Room 6B, 1 Fountain Square, Chattanooga, Tennessee 37402. You have the right to cast votes at this meeting.

Enclosed are the Notice of Annual Meeting, Proxy Statement and Proxy Card. Please sign and return the Proxy Card in the enclosed envelope so that it will be received by the Board of Managers of Separate Account B NO LATER THAN April 11, 2005. You may keep all other material. If you are present at the meeting, you may vote in person even though you have sent in your Proxy Card.

Your contract/certificate number and the total number of votes you may cast are shown above on the Proxy Card.

Yours sincerely,

/s/ Susan N. Roth
Susan N. Roth, Secretary

Enclosures

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

C/O UNUMPROVIDENT CORPORATION

1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402

TELEPHONE: (800) 718-8824

NOTICE OF ANNUAL MEETING

TO BE HELD ON APRIL 12, 2005

Notice is hereby given of a meeting of the owners of contracts for which reserves are held in Separate Account B (the “Separate Account”) of Allstate Assurance Company (the “Company”), which meeting shall be held at 9:00 a.m. on Tuesday, April 12, 2005, at the UnumProvident Corporation Building, Conference Room 6B, 1 Fountain Square, Chattanooga, Tennessee 37402. The purpose of the meeting is to consider the following:

1.	Election of three (3) members to the Board of Managers in accordance with the Rules and Regulations;

2.	Ratification of the selection and appointment of Ernst & Young LLP as the Independent Auditors for the Separate Account; and

3.	Transaction of such other business as may properly come before the meeting and any adjournment thereof.

The date fixed by the Board of Managers as the Record Date for the determination of contractowners entitled to notice of and to vote at the meeting was at the close of business on February 28, 2005. A contractowner will be entitled to vote only if he was the owner on the Record Date and is still the owner on the date of the meeting.

It is important that your vote be represented at the meeting. Please refer to the enclosed material for detailed information on voting procedures and return the Proxy Card as soon as possible.

March 18, 2005

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOU COMPLETE AND RETURN YOUR PROXY PROMPTLY TO ASSURE THE PRESENCE OF A QUORUM. YOU MAY WITHDRAW YOUR PROXY IN THE EVENT OF YOUR PERSONAL ATTENDANCE AT THE MEETING.

/s/ Susan N. Roth
Susan N. Roth, Secretary

PROXY STATEMENT

ANNUAL MEETING OF CONTRACTOWNERS OF

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

C/O UNUMPROVIDENT CORPORATION

1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402

TELEPHONE: (800) 718-8824

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers of Allstate Assurance Company Separate Account B (the “Separate Account”) for use at the Annual Meeting of Contractowners to be held on Tuesday, April 12, 2005, at 9:00 a.m. at the UnumProvident Corporation Building, Conference Room, 6B, 1 Fountain Square, Chattanooga, Tennessee 37402. The cost of soliciting the proxies will be borne by UnumProvident Corporation. Proxies may be solicited by telephone, by mail or in person by directors, officers, agents, or regular employees of UnumProvident Corporation who will not be compensated for such services. The Variable Annuity Insurance Company (“VALIC”), 205 East 10th Street, Amarillo, Texas 79105, has been retained as the Administrator of the Separate Account. The Administrator has contracted with Management Information Services and ADP Company to provide Proxy mailing and collection services to the Separate Account. The costs of these services will be paid by UnumProvident Corporation. Contractowners may revoke their proxies at any time prior to the voting thereof by submitting written notice of revocation to the Separate Account c/o UnumProvident Corporation at 1 Fountain Square, Chattanooga, Tennessee 37402. Any Contractowner attending the meeting may vote in person, whether or not a Proxy has been previously submitted. This Proxy Statement and the accompanying notice of meeting and Proxy Card are first being mailed to Contractowners on or about March 21, 2005.

The Annual Report to Contractowners covering operations of the Separate Account for the fiscal year ended December 31, 2004, including financial statements, has been previously provided. An additional copy of the Annual Report will be provided free of charge to any Contractowner. Contractowners may contact Linda Daughetee toll free at (800) 718-8824 to request the Annual and/or Semi-annual Reports.

On the Record Date, (“Record Date”), there were 172,348.404 outstanding units of the Separate Account with a total value of $2,519,904.98 entitling the Contractowners to one vote for each dollar of value represented by units credited to such persons as of such Record Date. Contractowners of record at the close of business on the Record Date, who are still Contractowners on April 12, 2005, will be entitled to vote at the meeting.

Units eligible to be voted for which a Proxy Card is properly signed and returned prior to the beginning of the Annual Meeting will be voted as directed. If directions are not given or directions are not in accordance with the options listed on a signed and returned Proxy Card, such units will be voted FOR each proposition for which the Board of Managers recommends a vote FOR.

Unsigned or unreturned Proxies will not be counted for quorum or voting purposes. For issues as to which it is a choice on the Proxy, a vote to abstain will be counted for purposes of determining the existence of a quorum, and counted as an “ABSTENTION” rather than as either a vote “FOR” or “AGAINST.”

For purposes of the Annual Meeting, a quorum is the presence in person or by Proxy of a majority in interest of the Contractowners. A quorum being present, vote of the majority of the quorum of outstanding units represented in person or by Proxy will determine the adoption or rejection of the matters specified in the Notice.

CONTRACTOWNERS PROPOSALS

Contractowners’ proposals intended to be presented at the 2006 Annual Meeting of Contractowners must be received by the Separate Account c/o UnumProvident Corporation at 1 Fountain Square, Chattanooga, Tennessee 37402, Attention: Susan N. Roth, no later than January 20, 2006, to be considered for inclusion in the Separate Account Proxy Statement and Proxy form. No Contractowner proposals were received for this year’s meeting.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the members of the Board of Managers of the Separate Account and the directors and principal officers of Allstate Assurance Company (the “Company”), as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record no Units.

The following Contractowners beneficially owned more than 5% of the units in the Separate Account as of the Record Date:

Name	Address	Number of Units Beneficially Owned	Percent
Gene R. Nevel	6111 Pelham Drive Parma, Ohio 44129	16,208.738	9.41

Richard A. Krumholz	2519 Riverview Boulevard Bradenton, Florida 34205	16,133.818	9.36

Lolita Rana	2263 Salem Avenue Dayton, Ohio 45406	10,142.150	5.89

William E. Culbertson	1114 Lyn Bowling Green, Ohio 43402	9,355.311	5.43

INFORMATION CONCERNING THE SEPARATE ACCOUNT, THE COMPANY

AND THE ADMINISTRATOR

Information about the Separate Account:

The Separate Account is an open-end, diversified investment company registered under the Investment Company Act of 1940 (the “Act”), and is a separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to its variable annuity contracts (which ceased to be actively marketed in 1984).

Information about the Company:

The Company is a wholly owned subsidiary of Allstate Life Insurance Company (“Allstate”). Allstate, itself and/or through its subsidiaries, markets a broad line of life insurance, annuity and group pension products through diverse distribution channels. As of December 31, 2004, Allstate and its subsidiaries had total assets of over $149.7 billion. Allstate is a wholly-owned subsidiary of Allstate Insurance Company which, in turn, is a wholly-owned subsidiary of The Allstate Corporation. Allstate is an Illinois stock life insurance company. The Company is an Illinois stock life insurance company having redomesticated from the State of Tennessee effective November 7, 2001, at which time it also changed its name to Allstate Assurance Company from Provident National Assurance Company. The Company’s principal offices are located at 3100 Sanders Road, Suite J5B, Northbrook, Illinois, 60062. The Company serves as insurer, and as an investment adviser to the Separate Account. Until March 2002, the Company also served as the underwriter for the Separate Account. As approved by the Board of Managers on February 7, 2002, the Underwriting Agreement between the Company and the Separate Account was terminated and an Underwriting Agreement between the Separate Account and ALFS, Inc., an affiliated broker-dealer of the Company, was entered into effective as of March 30, 2002.

The Company has historically also served as administrator of the Separate Account. On April 29, 1998, the Board of Managers approved a Separate Account Administrative Services Agreement (“Agreement”), dated May 15, 1998, between the Company and The Variable Annuity Life Insurance Company (“VALIC”), whereby VALIC became the Administrator of the Separate Account. The change in administrator did not result in any changes in administration or sales fees. On a periodic basis, the Administrator reports to the Board of Managers on the Separate Account and on the services provided pursuant to the Agreement.

Under an Administrative Services Agreement between the Company and The Paul Revere Life Insurance Company (“Paul Revere”) dated September 15, 2000, Paul Revere, a subsidiary of UnumProvident, will provide required administrative services on behalf of the Separate Account to the extent not provided by VALIC.

INFORMATION CONCERNING THE INVESTMENT SUB-ADVISER

Information about Provident Investment Management, LLC (“PRIMCO”):

PRIMCO is a Tennessee Limited Liability Company organized in October 1997. It is owned by UnumProvident Corporation (“UnumProvident”). PRIMCO is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. Its principal offices are located at 1 Fountain Square, Chattanooga, Tennessee 37402. Its predecessor was The Paul Revere Investment Management Company, with which it was merged in 1997. The managers of PRIMCO were also officers of the Company prior to the sale of the Company from UnumProvident to Allstate effective February 1, 2001. The personnel employed by PRIMCO consist primarily of individuals who were previously employed in the investment operations department of UnumProvident or its insurance company subsidiaries. As of December 31, 2004, PRIMCO had over $35.9 billion in assets under management.

LITIGATION

There are no material legal proceedings currently pending to which the Company or the Separate Account is a party, or to which their property is subject.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1) Name, Address, and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director

Henry E. Blaine (75) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2004-2005 27 years of service	B&B Enterprises, Partner	1	None

H. Grant Law, Jr. (58) P. O. Box 1367 Chattanooga, TN 37401-1367	Member, Board of Managers	2004-2005 13 years of service	President, Newton Chevrolet, Inc.; President, Newton Oldsmobile – GMC Trucks Mitsubishi, Inc.	1	None

The member of the Board of Managers listed below is an “interested person” of the Separate Account within the meaning of section 2(a)(19) of the Investment Company Act of 1940.

Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
David G. Fussell (57) * 1 Fountain Square Chattanooga, TN 37402	Chairman Board of Managers	2004-2005 10 years of service	Senior Vice President, UnumProvident Corporation, Chattanooga, Tennessee	1	None

*	Officer of PRIMCO (the investment sub-advisor of the Separate Account) and other subsidiaries within the UnumProvident Corporation holding company system.

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Investment Company Act of 1940 owns beneficially or of record securities of the Company or any of its affiliates.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(Continued)

(1) Name of Director or Nominee	(2) Dollar Range of Equity Securities in the Fund	(3) Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies

Henry E. Blaine	None	None

H. Grant Law, Jr.	None	None

David G. Fussell	None	None

ITEM 1:	ELECTION OF BOARD OF MANAGERS

Contractowners are asked to vote for the re-election of nominees Henry E. Blaine, H. Grant Law and David G. Fussell to serve as members of the Board of Managers until the earlier of the next annual meeting or until their successors are duly elected and qualified. None of the nominees owns or has any interest in Separate Account units. Each of the nominees has consented to serve if elected. If any of the proposed nominees should become unavailable for any reason, the Board of Managers may designate another person to serve in his place. Four (4) regular meetings of the Board of Managers were held in 2004 and each member of the Board attended these meetings.

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

UnumProvident Corporation paid all expenses relative to the operation of the Separate Account including Board of Managers’ fees. Accordingly, no member of the Board of Managers receives any remuneration from the Separate Account. Each Board member, other than Mr. Fussell, receives an annual retainer of $4,000 for serving on the Board. Mr. Fussell received no remuneration from the Company based on his membership on the Board.

AUDIT COMMITTEE OF THE BOARD OF MANAGERS

The Audit Committee is responsible for the following functions:

a.	Review the scope, plan, timing and results of the audit;

b.	Review with auditors and management the appropriateness and the implementation of applicable procedures for internal auditing, accounting and financial control; and

c.	Review of auditors’ opinion and discussion with auditors of their experiences in conducting the audit.

Members of the Audit Committee include Henry E. Blaine and H. Grant Law, neither of whom is an “interested person”. The Audit Committee met two (2) times during the last fiscal year (2004) of the Separate Account. The Board of Managers has not adopted a written charter for the Audit Committee. The Separate Account does not have nominating or compensation or other standing committees.

CONTRACTOWNER COMMUNICATIONS WITH THE BOARD

The Board of Managers has adopted a process for account holders to send communications to the Board. Contractowners interested in communicating with the Board of Managers or certain members thereof, may do so by writing to the Secretary of the Board of Managers (Allstate Assurance Company Separate Account B), 1 Fountain Square, Chattanooga, Tennessee 37402. Under the process adopted by the Board of Managers, the Secretary reviews all such correspondence and regularly provides to the Chairman of the Audit Committee a log and copies of all such correspondence. The Chairman of the Audit Committee shall determine whether further distribution of such correspondence is appropriate and to where it should be sent. Any member of the Board of Managers may at any time review this log and request copies of any such correspondence.

ATTENDANCE AT ANNUAL MEETINGS

The Separate Account does not have a policy regarding director attendance at Annual Meetings of Contractowners. In 2004, one member of the Board of Managers attended the Annual Meeting.

ITEM 2:	RATIFICATION OF THE SELECTION AND APPOINTMENT OF INDEPENDENT AUDITORS

On February 14, 2005, the Board of Managers, including a majority of members who are not interested persons of the Separate Account, selected Ernst & Young LLP to continue as independent auditors for the ensuing year. This selection was made pursuant to a recommendation of the Audit Committee of the Separate Account. Ernst & Young LLP has served as independent auditors for the Separate Account since August 21, 1967. Ernst & Young LLP has no direct or indirect financial interest in the Separate Account. A representative of Ernst & Young LLP will be available at the Annual Meeting and will be allowed to make a statement if he desires and/or respond to appropriate questions.

All fees relating to audit services performed for the Separate Account are paid by UnumProvident Corporation.

Audit Fees – Ernst & Young LLP billed UnumProvident Corporation $15,100.00 for the audit of the financial statements of the Separate Account for 2004, and $14,000.00 for the audit of the financial statements of the Separate Account for 2003.

Audit-Related Fees –The aggregate fees for audit related services rendered by Ernst & Young LLP to the Separate Account, PRIMCO, or to the investment advisor or any entity controlling, controlled by or under common control with the investment advisor in 2004 and 2003 were $0.00 and $0.00.

Tax Fees – The aggregate fees related to tax compliance, tax advice and tax planning services to the Separate Account for fiscal years ended December 31, 2004 and December 31, 2003, were $0.00 and $0.00.

All Other Fees – The aggregate fees rendered by Ernst & Young LLP to the Separate Account, PRIMCO, or to the investment advisor or any entity controlling, controlled by or under common control with the investment advisor for such services to the Separate Account in 2004 and 2003 were $0.00 and $0.00.

The Board of Managers recommends the ratification of the selection and appointment of Ernst & Young LLP to serve until the next Annual Meeting. The Audit Committee has not considered whether the services provided by Ernst & Young LLP are compatible with maintaining the independence of the independent auditor.

ITEM 3:	OTHER BUSINESS

Management is not aware of any other business to come before the meeting. In case of any such business properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment in the interest of the Separate Account.

BY ORDER OF THE BOARD OF MANAGERS

/s/ David G. Fussell
David G. Fussell, Chairman

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO# M9900
UNUMPROVIDENT #606	OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.
ALLSTATE ASSURANCE COMPANY
ORIGINAL 1UP STANDARD 3/8/05 TD
GEN (ALLSTATE ASSURANCE 700 APR 2005 GM)	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

PROXY

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

PROXY SOLICITED ON BEHALF OF

BOARD OF MANAGERS

The undersigned hereby appoints David G. Fussell and Susan N. Roth or either of them, with full power of substitution and revocation, to represent and to cast the votes of the undersigned as shown on the reverse side at the Annual Meeting of Contractowners of Allstate Assurance Company Separate Account B to be held at 9:00 a.m. on April 12, 2005, and at any adjournment thereof, with respect to the proposals on the reverse side and as set forth in the Notice.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Contractowners and the Proxy Statement issued by the Board of Managers and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.

ê
Date __________________, 2005

Contractowner Signature(s) Title (If Applicable) (Please sign in Box)

ê	ê

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO# M9900
UNUMPROVIDENT #606	OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.
ALLSTATE ASSURANCE COMPANY
ORIGINAL 1UP STANDARD 3/8/05 TD
GEN (ALLSTATE ASSURANCE 700 APR 2005 GM)	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.	ê

This proxy when properly executed will be voted as directed. IN THE ABSENCE OF ACCOMPANYING DIRECTION BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

		FOR	WITHHOLD	FOR ALL
		ALL	authority	except
1.	ELECTION OF MEMBERS OF THE BOARD OF MANAGERS (Board of Managers favor a vote FOR)		for all	as noted at left

	(01) David G. Fussell, (02) Henry E. Blaine and (03) H. Grant Law, Jr.	☐	☐	☐

(Instruction: To withhold a vote for a nominee, check “For All Except” and write that nominee’s number on the line below.)

		FOR	AGAINST	ABSTAIN

2.	PROPOSAL TO RATIFY THE SELECTION AND APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR SEPARATE ACCOUNT B. (Board of Managers favors a vote FOR)	☐	☐	☐

3.	In their discretion, upon such other business as may properly come before the meeting and any adjournment thereof.

ê	PLEASE SIGN AND DATE ON THE REVERSE SIDE.				ê